UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 7, 2026

FUSEMACHINES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42909	98-1602789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 West 41st Street, 21st Floor

New York, New York 10036

(Address of principal executive offices and zip code)

(347) 212-5075

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FUSE	Nasdaq Stock Market LLC
Warrants to purchase shares of Common Stock	FUSEW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 7, 2026, Fusemachines Inc., a Delaware corporation (the “Company”), received a written notification from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq has determined that the Company has regained compliance with Nasdaq Listing Rule 5450(b)(1)(C), which requires the Company to maintain a minimum market value of publicly held shares of $15,000,000. Accordingly, Nasdaq has indicated that the matter is now closed.

A copy of the press release issued by the Company announcing the foregoing is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2026	FUSEMACHINES INC.

	By:	/s/ Sameer Maskey
Sameer Maskey
Chief Executive Officer